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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------

                                  FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT)            OCTOBER 6, 1997
                                        ----------------------------------------

                               HARSCO CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                          1-3970               23-1483991
         --------                          ------               ----------
(STATE OR OTHER JURISDICTION            (COMMISSION             (I.R.S. EMPLOYER
OF INCORPORATION)                       FILE NUMBER)            IDENTIFICATION
                                                                NUMBER)


CAMP HILL, PENNSYLVANIA                                           17001-8888
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:       (717) 763-7064
                                                   -----------------------------



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This Current Report on Form 8-K/A amends Form 8-K (dated October 6, 1997 and filed by the Registrant on October 16, 1997) by providing the full text of two exhibits with respect to which Registrant had previously sought confidential treatment.


ITEM 7(c)         Exhibit Index
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                                                                                                      Document
                                                                                                        Pages
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
           2b.    Supplemental Agreement No. 1 To Purchase Agreement.                                  1 - 9

           2c.    Allocation and Contribution Agreement.                                               1 - 16
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                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                             HARSCO CORPORATION
                                                (Registrant)




Date:  January 5, 1998                       By: /s/ Salvatore D. Fazzolari
                                                 --------------------------
                                                     Salvatore D. Fazzolari
                                                     Senior Vice President and
                                                     Chief Financial Officer


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
     (c)          Exhibit Index                                                                       Document
                                                                                                        Pages
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
           2b.    Supplemental Agreement No. 1 To Purchase Agreement.                                  1 - 9

           2c.    Allocation and Contribution Agreement.                                               1 - 16
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